UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2017
HARRIS & HARRIS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1450 Broadway New York, New York 10018
(Address, including zip code, of Principal Executive Offices)
(212) 582-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2017, Harris & Harris Group, Inc. (the "Company") amended its Certificate of Incorporation to reflect a change of its corporate name from Harris & Harris Group, Inc., to 180 Degree Capital Corp. pursuant to the requisite approval from shareholders received at a Special Meeting of Shareholders held on that date. The amendment to the Company's Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On March 24, 2017, the Company held a Special Meeting of Shareholders (the "Special Meeting") and submitted the following two matters to the vote of the Company's shareholders: (1) to authorize the Board of the Company to withdraw the Company’s election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the "1940 Act"), and (2) to approve an amendment to the Company’s Certificate of Incorporation to change the Company’s name to 180 Degree Capital Corp..

As of the record date for the Special Meeting, there were 30,904,209 shares of the Company's common stock outstanding, or 31,614,954 shares including restricted stock with voting rights. Broker non-votes referenced below indicate that a broker holding shares for a beneficial owner returned a proxy, but did not vote on a particular proposal because the broker did not have discretionary voting power for that particular item and did not received instructions from the beneficial owner or other persons entitled to vote.

Proposal 1.     To Approve Withdrawal of the Company's Election to be Teated as a BDC:

For	Against	Withheld	Broker Non-Votes
18,300,060	251,808	73,985	8,819,253

Pursuant to the foregoing votes, the shareholders have authorized the Board of Directors of the Company to withdraw the Company's election to be treated as a BDC under the 1940 Act.

Proposal 2.     To Approve an Amendment to the Company's Certificate of Incorporation to Change the Company's Name to 180 Degree Capital Corp.:

For	Against	Withheld	Broker Non-Votes
26,343,166	726,012	91,762	284,166

Pursuant to the foregoing votes, the shareholders have authorized the Company to amend its Certificate of Incorporation to change the Company's name to 180 Degree Capital Corp.

Item 8.01.    Other Events.

The Company issued a press release on March 24, 2017 announcing that the Company had changed its corporate name and that, effective at the open of the public trading markets on March 27, 2017, the

Company's common stock will trade under the stock ticker symbol to NASDAQ:TURN. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Harris & Harris Group, Inc., dated March 24, 2017
99.1	Press Release Dated March 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS & HARRIS GROUP, INC.

Date:	March 24, 2017	By:	/s/ Daniel B. Wolfe
Daniel B. Wolfe
President